Exhibit 99.4

Chipidea Microelectrónica S.A.
SUPPLEMENTAL INFORMATION
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
(All amounts are expressed in thousands of euros, except where otherwise indicated)

Chipidea Microelectronica, S.A. (the "Company") prepares its statutory financial statements in accordance with generally accepted accounting principles under International Financial Reporting Standards (“IFRS”) which are different in some respects from those applicable in the United States ("USGAAP") and from practices prescribed by the United States Securities and Exchange Commission ("SEC"). The significant measurement differences between IFRS and USGAAP with respect to the Company's consolidated financial statements as at June 30, 2007, December 31, 2006 and December 31, 2005 and for the six months ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004 are set out below. The financial information as at June 30, 2007 and for the six months ended June 30, 2007 and 2006 is unaudited; however, such financial information reflects all adjustments, consisting solely of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial results for the period presented.

Chipidea Microelectrónica S.A.
SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
(All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Financial Position
At June 30, 2007 (unaudited)

	IFRS	Adjustments		U.S. GAAP
	Euro'000	Euro'000		Euro'000
Assets
Current Assets
Cash and cash equivalents	1,618			1,618
Trade and other receivables	11,856			11,856
Current income tax asset	1,640	(1,551)	(3)	89
Total current assets	15,114	(1,551)		13,563
Non-Current Assets
Other financial assets	11			11
Property, plant and equipment	6,991			6,991
Intangible assets	5,580	(92)	(2)	5,488
Deferred tax	2,196	(380)	(3)	1,816
Total non-current assets	14,778	(472)		14,306
Total Assets	29,892	(2,023)		27,869

Liabilities
Current Liabilities
Trade and other payables	12,491	1,342	(1)	13,833
Other financial liabilities	5,785			5,785
Current income tax liability	3			3
Provisions	37			37
Total current liabilities	18,316	1,342		29,658
Non-Current Liabilities
Financial liabilities	493			493
Provisions	1,187	1,183	(4)	2,370
Total non-current liabilities	1,680	1,183		2,863
Total Liabilities	19,996	2,525		22,521
Net Assets	9,896	(4,548)		5,348

Equity
Equity Attributable To The Holders Of The Parent
Share capital	5,557			5,557
Share premium	12,153			12,153
Fair value and other reserves	1,499			1,499
Retained profits (Accumulated losses)	(9,313)	(4,548)		(13,861)
	9,896	(4,548)		5,348
Minority Interests				-
Total Equity	9,896	(4,548)		5,348

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Financial Position
At December 31, 2006

	IFRS	Adjustments		U.S. GAAP
	Euro'000	Euro'000		Euro'000
Assets
Current Assets
Cash and cash equivalents	7,944			7,944
Trade and other receivables	8,866			8,866
Current income tax asset	1,627			1,627
Total current assets	18,437	-		18,437
Non-Current Assets
Other financial assets	11			11
Property, plant and equipment	6,992			6,992
Intangible assets	1,478	(122)	(2)	1,356
Deferred tax	2,196	(380)	(3)	1,816
Total non-current assets	10,677	(502)		10,175
Total Assets	29,114	(502)		28,612

Liabilities
Current Liabilities
Trade and other payables	9,394	986	(1)	10,380
Other financial liabilities	6,971			6,971
Current income tax liability	3			3
Provisions	37			37
Total current liabilities	16,405	986		17,391
Non-Current Liabilities
Financial liabilities	423			423
Provisions	1,187	850	(4)	2,037
Total non-current liabilities	1,610	850		2,460
Total Liabilities	18,015	1,836		19,851
Net Assets	11,099	(2,338)		8,761

Equity
Equity Attributable To The Holders Of The Parent
Share capital	5,557			5,557
Share premium	12,153			12,153
Fair value and other reserves	1,495			1,495
Retained profits (Accumulated losses)	(8,106)	(2,338)		(10,444)
	11,099	(2,338)		8,761
Minority Interests
Total Equity	11,099	(2,338)		8,761

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Financial Position
At December 31, 2005

	IFRS	Adjustments		U.S. GAAP
	Euro'000	Euro'000		Euro'000
Assets
Current Assets
Cash and cash equivalents	6,123	-		6,123
Trade and other receivables	7,354	-		7,354
Current income tax asset	1,585	-		1,585
Total current assets	15,062	-		15,062
Non-Current Assets
Other financial assets	8	-		8
Property, plant and equipment	6,706			6,706
Intangible assets	1,980	(184)	(2)	1,796
Deferred tax	702	-		702
Total non-current assets	9,396	(184)		9,212
Total Assets	24,458	(184)		24,274

Liabilities
Current Liabilities
Trade and other payables	5,051	569	(1)	5,620
Other financial liabilities	2,679			2,679
Current income tax liability	6	-		6
Provisions	1	-		1
Total current liabilities	7,737	569		8,306
Non-Current Liabilities
Financial liabilities	5,544	-		5,544
Provisions	1,187	828	(4)	2,015
Total non-current liabilities	6,731	828		7,559
Total Liabilities	14,468	1,397		15,865
Net Assets	9,990	(1,581)		8,409

Equity
Equity Attributable To The Holders Of The Parent
Share capital	5,020	-		5,020
Share premium	7,690	-		7,690
Fair value and other reserves	1,502	-		1,502
Retained profits (Accumulated losses)	(4,222)	(1,581)		(5,803)
	9,990	(1,581)		8,409
Minority Interests
Total Equity	9,990	(1,581)		8,409

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings
Six months ended June 30, 2007 (unaudited)

		Amount
		Euro'000
Net loss as shown in the financial statements		(1,200)

Description of items having the effect of increasing/decreasing the reported net loss
Capitalized R&D project	(2)	31
Revenue adjustments	(1)
Reassessment of the recoverability of the deferred tax and tax credits	(3)	(1,551)
Provision for tax exposures	(4)	(333)
Net loss according to generally accepted accounting principles in the United States		(3,409)

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of Euros, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings
Six months ended June 30, 2006 (unaudited)

		Amount
		Euro'000
Net loss as shown in the financial statements		(2,803)

Description of items having the effect of increasing/decreasing the reported net loss
Capitalized R&D project	(2)	31
Revenue adjustments	(6)	(698)
Provision for tax exposure risks	(10)	238
Net loss according to generally accepted accounting principles in the United States		(3,232)

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings
Year ended December 30, 2006

		Amount
		Euro'000
Net loss as shown in the financial statements		(3,884)

Description of items having the effect of increasing/decreasing on the reported net loss
Capitalized R&D project	(2)	61
Revenue adjustments	(1)	(417)
Deferred tax assets allowances	(3)	(380)
Provision for tax exposure risks	(4)	(22)
Net loss according to generally accepted accounting principles in the United States		(4,642)

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings
Year ended December 30, 2005

		Amount
		Euro'000
Net loss as shown in the financial statements		(2,069)

Description of items having the effect of increasing/decreasing the reported net loss
Revenue adjustments	(1)	(518)
Provision for tax exposure risks	(4)	614
Net loss according to generally accepted accounting principles in the United States		(1,973)

Chipidea Microelectrónica S.A.
 SUPPLEMENTAL INFORMATION (Continued)
Reconciliation with United States Generally Accepted Accounting Principles as of June 30, 2007, December 31, 2006 and 2005 and for the six-month periods ended June 30, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004
 (All amounts are expressed in thousands of euros, except where otherwise indicated)

Consolidated Statements of Earnings and Retained Earnings
Year ended December 30, 2004

		Amount
		Euro'000
Net income as shown in the financial statements		606

Description of items having the effect of increasing/decreasing the reported net loss
Capitalized R&D project	(2)	(184)
Revenue adjustments	(1)	(51)
Provision for tax exposure risks	(4)	(1,442)
Net loss according to generally accepted accounting principles in the United States		(1,071)

Notes to Supplemental Information –“Reconciliation with United States Generally Accepted Accounting Principles”

IFRS adjustments (1):  To adjust deferred income to US GAAP.

Under IAS 11 paragraph 9, “A group of contracts (whether or not with a single customer) are treated as a single construction contract when they do not function on a standalone basis, and:

▪	they were negotiated as part of a single package;
▪	the contracts effectively are part of a single project with an overall profit margin; and
▪	the contracts are performed concurrently or in continuous.

Under U.S. GAAP (SOP 81-1 paragraph 35, 37 and 38) contracts are treated as a single construction contract when they:

▪	are negotiated as a package in the same economic environment with an overall profit margin objective, like IFRSs;
▪	constitute, in essence, an agreement to do a single project, like IFRSs;
▪
require closely interrelated construction activities with substantial common costs that cannot be separately identified with, or reasonably allocated to, the elements, phases, or units of output, unlike IFRSs;

▪	are performed concurrently or in a continuous sequence under the same project management at the same location, like IFRSs; and
▪	constitute in substance an agreement with a single customer, unlike IFRSs.

The criteria for determining when elements of an arrangement should be separately accounted for are different between IFRS and US GAAP.  Accordingly, companies applying IFRS may arrive at different conclusions regarding separability of revenue components than practitioners following US GAAP.

Nevertheless, it will often be the case that IFRS and US GAAP will require the same accounting treatment - as it relates to separation of elements - for a given transaction.  Under IAS 18 a contract may include multiple elements, such as when goods are sold with subsequent support or maintenance services for no additional charge. In these cases it may be necessary to separate the single contract into its various components, with different revenue allocations for each component. Nevertheless, there is relatively little guidance under IFRSs in respect of multiple element transactions.

However unlike IFRSs, U.S. GAAP (FTB 90-1) provides specific guidance for determining when a contract that includes multiple elements should be separated into multiple units of accounting.

Unless a specific standard is applicable to the arrangement, a multiple element revenue arrangement is separated into multiple units of accounting if the delivered item has standalone value to the customer, there is objective and reliable evidence of the fair value of the undelivered item(s) and, if the arrangement includes a general right of return on the delivered item, then delivery of the undelivered item is considered probable and substantially under the control of the vendor. The application of these specific criteria is likely to give rise to differences from IFRS in practice. Additionally, because all criteria are required to be met under U.S. GAAP, there may be arrangements with separate units of accounting under IFRSs that do not qualify for separation under U.S. GAAP.

IFRS adjustment (5):  Write-off of capitalized research and development expense

To write-off capitalization of research and development expense allowed under IFRS (IAS 38 paragraph 57), but not USGAAP.

Under IAS 38 paragraph 57 development is the application of research findings or other knowledge to a plan or design for the production of new or substantially improved materials, products, processes etc. Development does not include the maintenance or enhancement of ongoing operations. If an internally generated intangible asset arises from the development phase of a project, then directly attributable expenditure is capitalized from the date that the entity is able to demonstrate:

▪	the technical feasibility of completing the intangible asset so that it will be available for use or sale;
▪	its intention to complete the intangible asset and use or sell it;
▪	its ability to use or sell the intangible asset;
▪
how the intangible asset will generate probable future economic benefits; the entity must demonstrate the existence of a market for the output of the intangible asset or the intangible asset itself or, if it is to be used internally, the usefulness of the intangible asset;

▪	the availability of adequate technical, financial and other resources to complete the development of, and to use or sell, the intangible asset; and
▪	its ability to measure reliably the expenditure attributable to the intangible asset during its development.

Unlike IFRSs, with the exception of certain internally developed computer software and direct-response advertising (see below), all other development costs are expensed as incurred in US GAAP (SFAS 2 and SFAS 86).

In 2004 the Company  capitalized Development costs, amounting to Euro 184.000, resulted from the development of an internal project "Alliance" established in partnership with IIX Inc, which is also a semiconductor product manufacturer. Both parties agreed to develop intellectual property (IP) items that shall be used in components to be manufactured by that Chipidea’s partner. Technical feasibility of this project was established by reference to Chipidea’s experience in dealing with the customization of the underlying IP technology. In addition, it was signed an agreement with a third party for the sale of the above mentioned component to be manufactured.

IFRS adjustment (9): To eliminate deferred tax and withholding tax per US GAAP

The purpose of this adjustment is recorded an allowance on Chipidea deferred tax assets deemed as not realizable. Under IFRS, deferred tax assets and liabilities are measured based on: (1) the expected manner of recovery (asset) or settlement (liability) and (2) the rate of tax expected to apply when the underlying asset (liability) is recovered (settled), based on the rates enacted or substantively enacted tax rates. Under US GAAP (FAS 109), deferred tax assets and liabilities are measured on: (1) an assumptions that the underlying asset or ability will be settled in a manner consistent with its current use in the business and (2) the rate expected to apply when the underlying asset (liability) is realized (settled), based on rates that are enacted at the reporting date.

IFRS adjustment (10): To identify additional provisions

The purpose of this adjustment is to recognized tax contingencies relating to withholding tax on services and royalties as liabilities in accordance with USGAAP that were not required to be recorded in accordance with IFRS recognition criteria. Under IFRS (IAS 37) a provision is recognized for a legal or constructive obligation arising from a past event, if there is a probable outlfow of resources and the amount can be eestimated reliably.  Unlike IFRS, a tax position under US GAAP (FIN 48) cannot be recognized in the financial statements unless, based on its technical merits, the tax position is more likely than not to be sustained upon examination.  FIN 48 uses the term "more likely than not" which menas a likelihood of occurrence greater than 50 percent.

Although there are no claims or litigation in progress, the Group identified some business related risks, these risks are mainly referring to tax contingencies relating withholded tax on services and royalties. The amount recognized as “Other Business Related Risks” represents management’s best estimate of the exposure, considering a range of possible outcomes and the related outflow of resources embodying economic benefits. The amounts and/or timing of those outflows are subjected to significant uncertainties, namely those related to subjective judgment.